UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Koss Corporation
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KOSS CORPORATION
4129 NORTH PORT WASHINGTON AVENUE
Milwaukee, Wisconsin  53212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

October 15, 2014

We hereby notify you that we will hold the annual meeting of stockholders of Koss Corporation at the Radisson North Shore, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, on Wednesday, October 15, 2014, at 8:00 a.m. local time for the following purposes:

1.                                       to elect six (6) directors from among the nominees described in this Proxy Statement;

2.                                       to approve, on a non-binding advisory basis, compensation paid to our Named Executive Officers;

3.                                       to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2015; and

4.     to transact such other business as may properly be brought before the annual meeting.

Only stockholders of record at the close of business on August 18, 2014, will be entitled to notice of and to vote at the annual meeting.  Information regarding the matters to be considered and voted upon at the annual meeting is set forth in the Proxy Statement accompanying this notice.

You are cordially invited to attend our annual meeting in person, if possible.  In order to assist us in preparing for our annual meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage.  If you attend our annual meeting, you may vote your shares in person even if you previously submitted a proxy.

By Order of the Board of Directors

/s/ David D. Smith

David D. Smith, Secretary

Milwaukee, Wisconsin
August 28, 2014

KOSS CORPORATION

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

October 15, 2014

____________________________

INTRODUCTION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the “Company”) for use at the Company’s 2014 Annual Meeting of Stockholders (the “Meeting”) and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

Date, Time and Location.  The Meeting will be held at the Radisson North Shore, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, on Wednesday, October 15, 2014, at 8:00 a.m. local time.

Purposes of the Meeting.  At the Meeting, stockholders will consider and vote upon the following: (i) to elect six (6) directors for one-year terms; (ii) to approve, on a non-binding advisory basis, executive compensation; (iii) to ratify the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”), as the independent registered public accounting firm for the fiscal year ending June 30, 2015; and (iv) to transact such other business as may properly be brought before the Meeting.

Proxy Solicitation.   The Board of Directors is soliciting the stockholders’ proxies, the cost of which will be borne by the Company.  Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone.  The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.  Proxy Statements and proxies will be mailed to stockholders on approximately August 28, 2014.

Quorum and Voting Information.  Only stockholders of record of the Company’s common stock (the “Common Stock”) at the close of business on August 18, 2014 (the “Record Date”) are entitled to vote at the Meeting.  As of the Record Date, there were issued and outstanding 7,382,706 shares of Common Stock, each of which is entitled to one vote per share.  A quorum of stockholders is necessary to take action at the Meeting.  A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.  Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting.  The inspector of elections will determine whether or not a quorum is present at the Meeting.  The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum.  If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

The six nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company.  The vote required to approve, by non-binding advisory basis, the compensation paid to our Named Executive Officers, to ratify the appointment of Baker Tilly as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2015, and to approve any other matter to be presented to the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting.  Abstentions and broker non-votes will have no effect on the election of directors and will have the same effect as votes “against” approval, by non-binding advisory basis, the compensation paid to our Named Executive Officers, and ratification of Baker Tilly as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015.

Proxies and Revocation of Proxies.  A proxy in the accompanying form that is properly executed, duly returned to the Company and not revoked will be voted in accordance with instructions contained therein.  In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the “Proxyholders”) to vote on such matter in their discretion.  At the present time, the Company knows of no other matters that are to come before the Meeting.  See “PROPOSAL 4. TRANSACTION OF OTHER BUSINESS.”  If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted “FOR” the election of all nominees for director named in this Proxy Statement, “FOR” approval of the advisory resolution on the compensation paid to our Named Executive Officers, and “FOR” the ratification of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Annual Report.  The Company’s Annual Report to Stockholders, which includes the Company’s audited financial statements for the year ended June 30, 2014, although not a part of this Proxy Statement, is delivered herewith.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on October 15, 2014

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card
are available at www.koss.com.

PROPOSAL 1.  ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors on the Board of Directors of the Company (the “Board”) will be no fewer than five and no greater than twelve.  We had six directors during fiscal year 2014 and will also elect six directors for fiscal year 2015.  Each director elected will serve until the next Annual Meeting of Stockholders and until the director’s successor is duly elected, or until his prior death, resignation, or removal.  The six nominees that receive the most votes will be elected to serve on our Board for the next year.

Information as to the Nominees

The following identifies the nominees for the six director positions and provides information as to their business experience for the past five years.  Each nominee is presently a director of the Company:

John C. Koss, 84, has served continuously as Chairman of the Board of the Company or its predecessors since 1958.  Previously, he served as Chief Executive Officer from 1958 until 1991.  Mr. Koss founded Koss Corporation, which was built on stereo headphones, which he developed.  With more than fifty years of experience in the industry, Mr. Koss provides a valuable combination of industry knowledge, leadership, operations expertise and innovation experience. Throughout his career at Koss, Mr. Koss held numerous executive management positions. His management of the business included all aspects of business strategy, crisis management, risk management and operations.  Mr. Koss is the father of Michael J. Koss, the Chief Executive Officer and a Director of the Company.

Thomas L. Doerr, 70, has been a director of the Company since 1987.  In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982.  The company manufactures industrial electric motors.  In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Mr. Doerr brings a wealth of entrepreneurial experience to the Board including a hands-on understanding of strategy development, operations and finance. Mr. Doerr has directly been involved in all aspects of his businesses including operations, distribution, purchasing, finance and quality control.

Michael J. Koss, 60, has held various positions at the Company since 1976 and has been a director of the Company since 1985.  He was elected President and Chief Operating Officer of the Company in 1987, Chief Executive Officer in 1991 and Vice-Chairman in 1998.  Mr. Koss brings to the Board intimate knowledge of the Company’s daily operations as the Company’s Chief Executive Officer. In addition, Mr. Koss’s extensive senior leadership experience in various positions gives him a broad understanding of the types of operational, financial and strategic issues that affect the Company.  He has been the driving force behind the Company’s new product development.  Mr. Koss is also a director of STRATTEC Security Corporation.  Mr. Koss is the son of John C. Koss, the Chairman of the Board.

Lawrence S. Mattson, 82, has been a director of the Company since 1978.  Mr. Mattson is the retired President of Oster Company, a division of Sunbeam Corporation, which manufactures and sells portable household appliances.  Throughout his career at Oster, Mr. Mattson held numerous executive management positions including Vice President of Finance.  Mr. Mattson’s career, which includes an accounting background, has provided him with strong accounting, finance, operational and governance skills.

Theodore H. Nixon, 62, has been a director of the Company since 2006.  Since 1992, Mr. Nixon has been the Chief Executive Officer of D.D. Williamson, a global manufacturer of natural and caramel color for the food and beverage industry.  Mr. Nixon joined D.D. Williamson in 1974 and became President and Chief Operating Officer in 1982.  Mr. Nixon brings to the board business leadership, corporate strategy and operating expertise. In particular, he has extensive experience in launching new products, brand building, innovation, marketing, customers and sales channels. Mr. Nixon also lends a global business perspective, based on his leadership of global business operations at D.D. Williamson.

John J. Stollenwerk, 74, has been a director of the Company since 1986.  Mr. Stollenwerk was formerly the Chief Executive Officer, President and Owner of the Allen-Edmonds Shoe Corporation, an international manufacturer and retailer of high quality footwear.  He is a director of Thos. Moser Cabinetmakers.  He was formerly a director of Badger Meter, Inc., U.S. Bancorp and Northwestern Mutual Life.  Mr. Stollenwerk brings to the Board senior executive leadership experience from a large international company and a diverse background in strategy development, operational management, financial oversight, consumer goods and experience as board member of other public companies.

Experience, Qualifications, Attributes and Skills

Each director nominee possesses the following experience, qualifications, attributes and skills, in addition to those reflected above, as these are required of all candidates nominated for election or reelection to the Board:

•	The highest level of personal and professional ethics, integrity and values;

•	An inquiring and independent mind;

•	Practical wisdom and mature judgment;

•	Broad training and experience at the policy-making level in business, finance and accounting, or technology;

•	Expertise that is useful to Koss and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members can be achieved and maintained;

•	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board for several years to develop knowledge about Koss’s business;

•	Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

•	Involvement only in activities or interests that do not conflict with the director’s responsibilities to Koss and its stockholders.

The Company expects that the “Koss Family” (John C. Koss, Michael J. Koss and John Koss, Jr. and their affiliates), who beneficially own approximately 79.31% of the outstanding Common Stock, will vote “for” the election of all nominees named above to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES
NAMED ABOVE TO THE BOARD OF DIRECTORS.

Board Leadership Structure

The current Chairman of our Board is Mr. John C. Koss. The roles of Chairman of the Board and Chief Executive Officer are separate. The Chief Executive Officer is Mr. Michael J. Koss, the son of Mr. John C. Koss.

Board Committees

The Board has appointed the following standing committees for auditing and accounting matters, executive compensation and Board nominations.  Each member of these committees is an “independent director” as defined in Nasdaq Listing Rule 5605(a)(2).

Audit Committee.  The Audit Committee, which was composed of Mr. Nixon, Mr. Stollenwerk and Mr. Mattson during the fiscal year ended June 30, 2014, reviews and evaluates the effectiveness of the Company’s financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent registered public accounting firm and by the Company’s internal accounting staff.  The Board has determined that Mr. Mattson is an “Audit Committee Financial Expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).  The Audit Committee met six times during the fiscal year ended June 30, 2014.  The independent registered public accounting firm was present at all of these meetings to discuss their audit scope and the results of their audit.  For more information about the Audit Committee meetings, see the “Audit Committee Report.”  The Audit Committee is governed by a written charter, which was amended in fiscal year 2012 and approved and adopted by the Board. The charter is available on the Company's website.

Compensation Committee.  The Compensation Committee, which was composed of Mr. Mattson, Mr. Doerr, Mr. Nixon, and Mr. Stollenwerk during the fiscal year ended June 30, 2014, has responsibility for reviewing and recommending compensation for all employees whose annual salaries exceed $100,000.  The Chief Executive Officer assists the Compensation Committee with the review of compensation, which is determined based on a qualitative and quantitative review of the performance of the executive and the performance of the Company, as well as peer company data. The Compensation Committee does not use any outside consultants to make compensation decisions and retains ultimate decision-making authority for all executive pay matters. The Compensation Committee met one time during the fiscal year ended June 30, 2014.  The Company's 2012 Omnibus Plan (the “Plan”) as well as the Company's 1990 Flexible Incentive Plan are administered by the Compensation Committee.  Subject to the express provisions of the Plan (as well as the corresponding provisions in the1990 Flexible Incentive Plan), the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan.  The Compensation Committee is governed by a written charter, which was approved and adopted by the Board in July 2013. The charter is available on the Company's website.

Nominating Committee and Director Nomination Process.  The Nominating Committee, which was composed of Mr. Stollenwerk, Mr. Doerr, Mr. Mattson and Mr. Nixon during the fiscal year ended June 30, 2014, has responsibility for overseeing the director nomination process and for identifying and evaluating potential candidates and recommending candidates to the Board for nomination.  The Nominating Committee did not meet during the fiscal year ended June 30, 2014 and the full Board oversaw the director nomination process. Candidates will be evaluated by the Nominating Committee on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity and their experience with and understanding of the business environment.  With respect to minimum qualifications of candidates, the Nominating Committee will consider candidates who have the experiences, skills and characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company and the relative standing of the Company and its business segments in relation to its competitors.  The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary, c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 and include the following information: (i) name and address of the stockholder making the recommendation; (ii) name and address of the candidate; and (iii) pertinent biographical information about the candidate.  Any recommendations must be submitted by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the Company’s Annual Meeting as described in the Stockholder Proposals for the 2015 Annual Meeting section of this Proxy Statement.  The Nominating Committee does not currently have a written charter.

With respect to diversity, certain of our directors have strong technical backgrounds that are relevant to our industry; another of our directors has a background in accounting, finance, and management. We believe that the backgrounds and skills of our directors bring a diverse range of experience, opinion and perspectives to the Board.

Risk Oversight

While our management is responsible for assessing and managing the risks to the Company, our Board takes an active role, as a whole and also at the committee level, in overseeing the material risks facing the Company, including operational, financial, legal and regulatory, strategic and reputational risks. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy.  Our Board committees also regularly engage in risk assessment as a part of their regular function.  The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating Committee manages risks associated with corporate governance, including risks associated with the independence of the Board and reviews risks associated with potential conflicts of interest affecting directors and executive officers of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.  The Board regularly engages in discussion of financial, legal, technological, economic and other risks. Because overseeing risk is an ongoing process that is inherent in the Company’s strategic decisions, our Board discusses risk throughout the year at other meetings in relation to specific proposed actions.  Additionally, our Board exercises its risk oversight function in approving the annual budget and quarterly forecasts and in reviewing the Company’s long-range strategic and financial plans with management.

Attendance at Board and Committee Meetings

During the fiscal year ended June 30, 2014, the Board held four meetings.  All incumbent directors attended 75% or more of the total of (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective terms of office.

Attendance at Annual Meetings

The Company's policy is that absent extraordinary circumstances, each member of the Board shall attend each annual stockholder meeting in person. Mr. John C. Koss, Mr. Michael J. Koss, Mr. Doerr, Mr. Mattson, and Mr. Stollenwerk attended last year’s annual meeting held on October 23, 2013. Mr. Nixon was unable to attend due to illness.

Independence of the Board

Each of Mr. Doerr, Mr. Mattson, Mr. Nixon and Mr. Stollenwerk, is “independent” as such term is defined in Nasdaq Listing Rule 5605(a)(2).  These independent directors constitute a majority of the Board, as required under Nasdaq Listing Rule 5605(b)(1).

Communications with the Board

Stockholders may communicate with the Board, individually or as a group, by sending written communications to: Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212.  Stockholders may also communicate with members of the Board by telephone (414) 964-5000 or facsimile (414) 964-8615.  If any correspondence is addressed to the Board or to a member of the Board, that correspondence is forwarded directly to the Board or a member of the Board.

Code of Ethics

The Code of Ethics for the Company’s directors, officers and employees was attached as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and is available on the Company's website.

Executive Officers

Information is provided below with respect to the executive officers of the Company.  Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

Name	Age	Positions Held	Current Position Held Since
Michael J. Koss	60	President, Chief Operating Officer, Chief Executive Officer	1987 (Chief Executive Officer since 1991)
David D. Smith	59	Executive Vice President, Chief Financial Officer	2010
John Koss, Jr.	57	Vice President — Sales	1988
Declan Hanley	67	Vice President — International Sales	1994
Lenore E. Lillie	55	Vice President — Operations	1998
Cheryl Mike	62	Vice President — Human Resources and Customer Service	2001

Beneficial Ownership of Company Securities

The following table sets forth, as of August 1, 2014, the number of shares of Common Stock beneficially owned (as defined under applicable regulations of the SEC) and the percentage of such shares to the total number of shares outstanding, for all director nominees, for each executive officer named in the Summary Compensation Table (see “Executive Compensation and Related Matters — Summary Compensation Table”), for all directors and executive officers as a group and for each person and each group of persons who, to the knowledge of the Company as of June 30, 2014, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Business Address (1)	Number of Shares Beneficially Owned (2)	Percent of Outstanding Common Stock (3)
John C. Koss (4)	1,992,905	23.09%
Michael J. Koss (5)	3,001,800	34.77%
John Koss, Jr. (6)	1,718,819	19.91%
Thomas L. Doerr (14)	6,666	*
Lawrence S. Mattson (14)	6,666	*
Theodore H. Nixon (14)	18,666	*
John J. Stollenwerk (14)	40,968	*
Declan Hanley (7)	111,000	1.29%
Lenore E. Lillie (8)	166,874	1.93%
Cheryl Mike (9)	644,954	7.47%
David D. Smith (10)	171,023	1.98%

All directors and executive officers as a group (11 persons) (11)	6,343,631	73.49%
Koss Family Trust, John C. Koss, Trustee (12)	1,984,685	22.99%
Koss Employee Stock Ownership Trust (“KESOT”) (13)	543,954	6.30%

(*)	Denotes beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)
Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 1, 2014.

(3)
All percentages shown in the above table are based on 7,382,706 shares outstanding and entitled to vote on August 1, 2014, plus (for Michael J. Koss, John Koss, Jr., Mr. Hanley, Ms. Lillie, Ms. Mike, Mr. Smith and for all directors and executive officers as a group) the number of options exercisable within 60 days of August 1, 2014. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 1, 2014.

(4)
Includes the following shares which are deemed to be “beneficially owned” by John C. Koss: (i)  4,000 shares owned directly or by his spouse; (ii) 1,984,685 shares as a result of his position as trustee of the Koss Family Trust; (iii) 4,220 shares by reason of the allocation of those shares to his account under the Koss Employee Stock Ownership Trust (“KESOT”) and his ability to vote such shares pursuant to the terms of the KESOT.

(5)
Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss: (i) 1,835,778 shares owned directly or by reason of family relationships; (ii) 129,139 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii) 222,068 shares as a result of his position as an officer of the Koss Foundation; (iv) 400,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2014; and (v) 543,954 shares which are held by the KESOT (see Note (11), below). The 129,139 shares allocated to Michael J. Koss’ KESOT account, over which he holds voting power, are included within the aforementioned 543,954 shares but are counted only once in his individual total.

(6)
Includes the following shares which are deemed to be “beneficially owned” by John Koss, Jr.: (i) 1,274,041 shares owned directly or by reason of family relationships; (ii) 350,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2014; and (iii) 94,778 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

(7)	Includes the following shares which are deemed to be “beneficially owned” by Declan Hanley: (i) 111,000 with respect to which he holds options which are exercisable within 60 days of August 1, 2014.

(8)
Includes the following shares which are deemed to be “beneficially owned” by Lenore E. Lillie: (i) 20,088 shares owned directly; (ii) 111,000 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2014; and (iii) 35,786 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(9)
Includes the following shares which are deemed to be “beneficially owned” by Cheryl Mike: (i) 101,000 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2014; and (ii) 19,387 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares; and (iii) the 543,954 shares which are held by the KESOT (see Note (11), below). The 19,387 shares allocated to Cheryl Mike’s KESOT account, over which she holds voting power, are included within the aforementioned 543,954 shares but are counted only once in her individual total.

(10)
Includes the following shares which are deemed to be “beneficially owned” by David D. Smith: (i) 21,000 shares owned directly or by his spouse; (ii) 150,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2014 and (iii) 23 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

(11)
This group includes 11 people, all of whom are listed on the accompanying table. To avoid double-counting: (i) the 543,954 total shares held by the KESOT and deemed to be beneficially owned by Michael J. Koss and Cheryl Mike as a result of their position as members of the KESOT Committee that can direct the voting of the KESOT shares (see Note (5) and Note (9), above) include shares allocated to the KESOT accounts of John C. Koss, Michael J. Koss, John Koss, Jr., Lenore Lillie, Cheryl Mike and David Smith, in the above table but are included only once in the total; and (ii) the 1,984,685 shares deemed to be beneficially owned by John C. Koss as a result of his position as trustee of the Koss Family Trust (see Note (4), above) are included in his individual total share ownership and are included only once in the total.

(12)
The Koss Family Trust was established by John C. Koss. The sole trustee is John C. Koss. The term of the Koss Family Trust is indefinite. Under the Trust Agreement, John C. Koss, as trustee, holds full voting and dispositive power over the shares held by the Koss Family Trust. All of the 1,984,685 shares held by the Koss Family Trust are included in the number of shares shown as beneficially owned by John C. Koss (see Note (4), above).

(13)
The KESOT holds 543,954 shares. Authority to vote these shares is vested in KESOT participants to the extent shares have been allocated to individual KESOT accounts. All 543,954 of these KESOT shares are also included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (5), above) and Cheryl Mike (see Note (9), above). Michael J. Koss and Cheryl Mike (the Company’s Vice President of Human Resources) serve as members of the KESOT Committee and, as such, they share dispositive power with respect to (and are therefore each deemed under applicable SEC rules to beneficially own) all 543,954 KESOT shares.

(14)	Includes 6,666 shares with respect to which Thomas L Doerr, Lawrence S. Mattson, Theodore H. Nixon, and John J. Stollenwerk each hold options which are exercisable within 60 days of August 1, 2014.

SUMMARY COMPENSATION TABLE

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal year ended June 30, 2014 for (i) the Chairman of the Board, (ii) the Chief Executive Officer (“CEO”) of the Company, and (iii) each of the other five executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, including the CEO, the “Named Executive Officers”).

				Non-Equity
Name & Principal Position	Year	Salary ($)	Option Awards ($) (1)	Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
John C. Koss (3)	2014	150,000	—	—	1,863	151,863
Chairman of the Board	2013	150,000	—	215,343	28,870	394,213

Michael J. Koss (4)	2014	315,000	226,712	—	51,670	593,382
Chief Executive Officer	2013	304,167	260,804	301,480	55,561	922,012

John Koss, Jr. (5)	2014	234,000	141,695	10,000	31,256	416,951
Vice President — Sales	2013	233,417	162,942	36,160	39,647	472,166

David Smith (6)	2014	248,917	77,563	77,500	27,198	431,178
Chief Financial Officer	2013	236,417	87,229	90,000	23,186	436,832

Declan Hanley (7)	2014	158,675	46,538	103,900	9,133	318,246
Vice President — International Sales	2013	144,804	43,614	256,039	23,796	468,253

Lenore Lillie (8)	2014	176,708	46,538	596	28,068	251,910
Vice President — Operations	2013	173,042	43,614	38,238	25,643	280,537

Cheryl Mike (9)	2014	113,000	—	380	23,813	137,193
Vice President — Human Resources	2013	112,750	43,614	24,611	25,764	206,739
& Customer Service

(1)
Represents the aggregate grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. See Note 14 to the Company’s consolidated financial statements for the year ended June 30, 2014 included in the Annual Report on Form 10-K for 2014 for the relevant assumptions used to determine the valuation of option awards.

(2)
For John C. Koss, Michael J. Koss, Lenore Lillie and Cheryl Mike, the Company paid profit-based incentive compensation quarterly based on pre-tax earnings as originally reported. John Koss, Jr. and Declan Hanley received performance awards based on sales. David D. Smith received a performance bonus as approved by the Compensation Committee.

(3)
John C. Koss received $3,000 in 2013 in Company matching contributions under the Company’s 401(k) Plan. Car leases and related expenses were paid by the Company for John C. Koss in the amount of $21,420 in 2013, and premiums were paid by the Company for life insurance in the amount of $1,607 in 2014 and $4,450 in 2013.

(4)
Michael J. Koss received $24,000 in 2014 and $24,000 in 2013 in Company matching contributions under the Company’s 401(k) Plan. Car leases and related expenses were paid by the Company for Michael J. Koss in the amount of $22,095 in 2014 and $30,529 in 2013, and premiums were paid by the Company for life insurance in the amount $5,319 in 2014 and $1,032 in 2013.

(5)
John Koss, Jr. received $14,040 in 2014 and $23,531 in 2013 in Company matching contributions under the Company’s 401(k) Plan. Car leases and related expenses were paid by the Company for John Koss, Jr. in the amount of $14,468 in 2014 and $15,084 in 2013, and premiums were paid by the Company for life insurance in the amount $2,492 in 2014 and $1,032 in 2013.

(6)
David Smith received $25,910 in 2014 and $21,640 in 2013 in Company matching contributions under the Company’s 401(k) Plan. Premiums paid by the Company for life insurance for David Smith were $1,032 in 2014 and $1,546 in 2013.

(7)
Declan Hanley received $5,000 in 2014 and $5,000 in 2013 in Company contributions in lieu of participation in the Company’s 401(k) Plan. Retirement plan contributions were made by the Company for Declan Hanley in the amount of $363 in 2013. Car leases and other related expenses were paid by the Company for Declan Hanley in the amount of $4,133 in 2014 and $18,433 in 2013.

(8)
Lenore Lillie received $25,492 in 2014 and $24,693 in 2013 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $2,322 in 2014 and $950 in 2013.

(9)
Cheryl Mike received $22,609 in 2014 and $24,732 in 2013 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount $950 in 2014 and $1,032 in 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information on outstanding option awards held by the Named Executive Officers as of June 30, 2014, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. There were no outstanding stock awards as of June 30, 2014.

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Michael J. Koss	120,000	40,000	—	$5.76	7/14/2015
	80,000	80,000	—	$6.60	7/27/2016
	40,000	120,000	—	$5.47	7/25/2017
	—	160,000	—	$5.83	7/24/2018
John Koss, Jr.	100,000	—	—	$6.91	7/15/2014
	75,000	25,000	—	$5.76	7/14/2015
	50,000	50,000	—	$6.60	7/27/2016
	25,000	75,000	—	$5.47	7/25/2017
	—	100,000	—	$5.83	7/24/2018
David Smith	40,000	10,000	—	$3.90	1/19/2020
	30,000	20,000	—	$5.24	7/14/2020
	20,000	30,000	—	$6.00	7/27/2021
	10,000	40,000		$4.97	7/25/2022
	—	50,000	—	$5.30	7/24/2023
Declan Hanley	10,000	—	—	$8.69	7/20/2015
	10,000	—	—	$13.09	5/8/2016
	10,000	—	—	$9.74	5/9/2017
	10,000	—	—	$7.76	5/8/2018
	16,000	4,000	—	$6.28	7/15/2019
	15,000	10,000	—	$5.24	7/14/2020
	10,000	15,000	—	$6.00	7/27/2021
	5,000	20,000	—	$4.97	7/25/2022
	—	30,000	—	$5.30	7/24/2023
Lenore Lillie	10,000	—	—	$8.69	7/20/2015
	10,000	—	—	$13.09	5/8/2016
	10,000	—	—	$9.74	5/9/2017
	10,000	—	—	$7.76	5/8/2018
	16,000	4,000	—	$6.28	7/15/2019
	15,000	10,000	—	$5.24	7/14/2020
	10,000	15,000	—	$6.00	7/27/2021
	5,000	20,000	—	$4.97	7/25/2022
	—	30,000	—	$5.30	7/24/2023
Cheryl Mike	6,000	—	—	$8.69	7/20/2015
	10,000	—	—	$13.09	5/8/2016
	10,000	—	—	$9.74	5/9/2017
	10,000	—	—	$7.76	5/8/2018
	16,000	4,000	—	$6.28	7/15/2019
	15,000	10,000	—	$5.24	7/14/2020
	10,000	15,000	—	$6.00	7/27/2021
	5,000	20,000	—	$4.97	7/25/2022

(1) All options for David Smith, Declan Hanley, Lenore Lillie and Cheryl Mike vest over a period of five (5) years with the first 20% vesting one year after the date of grant.  The options are exercisable for ten (10) years and expire on the date ten (10) years from the date of grant.  All options for Michael J. Koss and John Koss, Jr. vest over a period of four (4) years with the first 25% vesting one year after the date of the grant.  The options are exercisable for five (5) years and expire on the date five years from the date of grant.

Benefit Plans

The Company has certain benefit plans and arrangements which are available to the CEO and certain of the executives of the Company set forth in the Summary Compensation Table above (the “Named Executive Officers”) including the following:

•
Supplemental Medical Care Reimbursement Plan.  Each officer of the Company is covered by a medical care reimbursement plan for all medical expenses incurred that are not covered under group health insurance up to an annual maximum of 10% of salary.

•
Employee Stock Ownership Plan and Trust.  In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities.  The KESOT is qualified under Section 401(a) of the Internal Revenue Code.  All full-time employees with at least six months uninterrupted service with the Company are eligible to participate in the KESOT.  Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant’s compensation bears to total compensation of all participants.  Accounts are adjusted each year to reflect the investment experience of the trust and forfeitures from accounts of non-vested terminated participants.  All unallocated shares will be voted by the KESOT Trustees as directed by the KESOT Committee.  Michael J. Koss and Cheryl Mike currently serve as members of the KESOT Committee.  Voting rights for all allocated shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants’ direction.  As of June 30, 2014 the KESOT held 543,954 shares of Common Stock (approximately 6.30% of the total number of shares outstanding).

•
Retirement Agreement.  John C. Koss is eligible to receive his current base salary of $150,000 for the remainder of his life, whether he becomes disabled or not.  John C. Koss is 84 years old and will be entitled to receive this benefit upon his retirement from the Company.  The Company has a deferred compensation liability of $704,306 and $501,923 recorded as of June 30, 2014 and 2013, respectively, for this arrangement.

•
Stock Option Plans.  In 2012, the Board of Directors created, and the stockholders approved, the 2012 Koss Corporation Omnibus Incentive Plan, which superseded the 1990 Flexible Incentive Plan.  This plan is administered by the Compensation Committee and vest the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees, consultants, and other members of the Company's management team.

•
Supplemental Executive Retirement Plan.  The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Michael J. Koss to receive annual cash compensation following his retirement from the Company (“Retirement Payments”) in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (for example, if Michael J. Koss had worked 25 years, then he would be entitled to receive 50% of base salary).  The base salary shall be calculated using the average base salary of Michael J. Koss during the three years preceding his retirement.  The Retirement Payments are to be paid to Michael J. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death.  The Company has a deferred compensation liability of $1,615,785 and $1,873,627 recorded as of June 30, 2014 and 2013, respectively, for this arrangement.

•
Profit Sharing Plan.  Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except John C. Koss, Michael J. Koss, John Koss, Jr., David D. Smith, Declan Hanley and three other sales department employees eligible for sales-related bonuses) based on their hourly rate of pay.  All full-time Koss employees (except John C. Koss, Michael J. Koss,  John Koss, Jr., David D. Smith, Declan Hanley and three other sales department employees eligible for sales-related bonuses) are eligible for profit sharing if they have been employed for the complete fiscal quarter.  Deductions are made from profit sharing for each absence (paid sick days and unpaid days) based on the number of hours of time lost.

•
401(k) Plan.  All full-time employees of the Company are eligible to participate in the Company’s 401(k) Plan the beginning of the fiscal quarter after they have completed one full fiscal quarter of service.  Employees are able to defer a dollar amount up to the federal yearly maximum.  In 2014, the Company matched the employee dollar deferral with a dollar per dollar match.  In 2015, the Company plans to match the employee dollar deferral with a $.25 per dollar match. Such matches are completely at the discretion of the Company. The funds that are deferred and matched are immediately 100% vested to the employee’s 401(k) account.  The employees allocate their funds to a group of twenty-four funds or they may self-direct their funds to a qualified 401(k) of their choice.

DIRECTOR COMPENSATION

The Company uses cash-based and equity incentive compensation to attract and retain qualified candidates to serve on the Board.  In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company as members of the Board.

Cash Contributions Paid to Non-employee Board Members.

Directors who are not also employees of the Company receive an annual retainer of $15,000, plus $2,500 per director for each Board meeting attended, $1,500 per director for each committee meeting attended, $3,000 per year for the audit committee chair for service on this committee and $1,500 per year for other committee chairs for service for each remaining committee.

Stock Option Program.

On February 1, 2012, each of the non-employee members of the Board received 10,000 stock options. These stock options vest over a three year period and expire five years from date of grant. The exercise price for these shares is $5.59 per share, the closing price on the date of grant.

DIRECTOR COMPENSATION TABLE

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John C. Koss (1)	2014	—		—	—
Thomas L. Doerr	2014	31,000	—	—	31,000
Michael J. Koss (2)	2014	—		—	—
Lawrence S. Mattson	2014	37,000	—	—	37,000
Theodore H. Nixon	2014	38,500	—	—	38,500
John J. Stollenwerk	2014	27,000	—	—	27,000

(1)           John C. Koss did not receive additional compensation for his service as a member of our Board.

(2)           Michael J. Koss did not receive additional compensation for his service as a member of our Board.

AUDIT COMMITTEE REPORT

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three non-employee directors.  The members of the Committee are Mr. Nixon, Mr. Stollenwerk, and Mr. Mattson.  Each member of the Audit Committee is “independent” as defined in Nasdaq Listing Rule 5605(a)(2). The Audit Committee held six meetings during the fiscal year ended June 30, 2014.

The responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate.  Generally, the Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the Board of Directors.  The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its responsibilities, the Audit Committee, among other things, monitors the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company; appoints, compensates, retains and oversees the Company’s independent registered public accounting firm, including reviewing the qualifications, performance and independence of the independent registered public accounting firm; reviews and pre-approves all audit, attest and review services and permitted non-audit services; oversees the audit work performed by the Company’s internal accounting staff; and

oversees the Company’s compliance with legal and regulatory requirements.  The Audit Committee meets at a minimum four times a year with the Company’s independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Specifically, the Audit Committee has:

(i)    reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2014 with the Company’s management;

(ii)   discussed with Baker Tilly Virchow Krause, LLP (“Baker Tilly”), the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T;

(iii)  received the written disclosures and the letter from Baker Tilly, the Company’s independent registered public accounting firm, required by the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed such matters with representatives of Baker Tilly; and

(iv) based on the discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 for filing with the SEC.

AUDIT COMMITTEE
Theodore H. Nixon
Lawrence S. Mattson
John J. Stollenwerk

Related Party Transactions

Building Lease.  The Company leases its facility in Milwaukee, Wisconsin from Koss Holdings, LLC, which is wholly-owned by the Company's Chairman.  On May 15, 2012, the lease was renewed for a period of five years, ending June 30, 2018, and is being accounted for as an operating lease.  The lease extension maintained the rent at a fixed rate of $380,000 per year.  The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

Stock Repurchases. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time if the Company believes that its stock is undervalued and that such repurchases would enhance the value to stockholders.  The Company did not repurchase any shares during the fiscal year ended June 30, 2014.  The Company may continue from time to time to engage in such transactions either in the open market or in private transactions.

The Company has an agreement with its Chairman, John C. Koss, in the event of his death, at the request of the executor of his estate, to repurchase certain amounts of his Company common stock from his estate.  The repurchase price is 95% of the fair market value of the common stock on the date that notice to repurchase is provided to the Company. The total number of shares to be repurchased shall be sufficient to provide proceeds which are the lesser of $2,500,000 or the amount of estate taxes and administrative expenses incurred by his estate.  The Company may elect to pay the purchase price in cash or may elect to pay cash equal to 25% of the total amount due and to execute a promissory note at the prime rate of interest for the balance payable over four years.  The Company maintains a $1,150,000 life insurance policy to fund a substantial portion of this obligation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and with The Nasdaq Stock Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of such reports furnished to the Company or representations that no other reports were required, the Company believes that during the 2014 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for the following: each of Michael J. Koss and John C. Koss filed a late Form 4 reporting a prior gift of shares of Common Stock to the Nancy L. Koss 2012 Trust, Dated 12/20/12; and each of Nancy L. Koss, the Nancy L. Koss 2012 Trust, Dated 12/20/12, the Koss Family Trust, Dated 9/11/12, and KFT Corp. filed a late Form 3 reporting beneficial ownership of Common Stock.

PROPOSAL 2 . Advisory Vote to Approve Executive Officer Compensation
We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers as set forth in this Proxy Statement.
We have designed our executive compensation program to attract and retain highly qualified, superior leaders, reward performance, and align our executives' interests with the long-term interests of our stockholders. Highlights of our program include the following:

•
Pay for Performance. Our incentive program is designed to emphasize a pay-for-performance relationship. A portion of our senior executives' compensation is tied to company and individual performance. The main components of our executive compensation program are base salary and incentive awards, including both cash-based and equity-based awards. We do not provide guaranteed bonuses or stock options.

•	Alignment with Stockholder Interests. We promote the alignment of our executives' interests with stockholder interests by focusing on key measures of long-term value creation.

•
Responsible Pay Practices. Our executive compensation packages do not provide tax gross ups for our executives. In addition, we have adopted policies covering our executives that require compensation clawbacks in certain circumstances.

We believe that our executive compensation program plays a key role in our long-term success. As required by Section 14A of the Securities and Exchange Act of 1934, we request your vote supporting the following non-binding resolution:
RESOLVED: That the stockholders approve, in a non-binding vote, the compensation of the company's Named Executive Officers as set forth in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION

ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Baker Tilly has acted as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2014.  Baker Tilly has served the Company as its independent registered public accounting firm since January 5, 2010.  Representatives of Baker Tilly are expected to be present at the Meeting, available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Although this appointment of Baker Tilly as the independent registered public accounting firm is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment.  Even if the selection of Baker Tilly is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.  Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees and Services

The following table represents fees for professional services rendered to the Company by Baker Tilly for the fiscal years ended June 30, 2014 and 2013 respectively:

	Fiscal Year Ended
	June 30, 2014	June 30, 2013
Audit Fees	$154,093	$151,658
Audit-Related Fees	$—	$—
Tax Fees	$31,400	$36,400
All Other Fees	$—	$—
Total	$185,493	$188,058

Audit Fees.  For the fiscal years ended June 30, 2014 and 2013, the “Audit Fees” reported above were billed by Baker Tilly for professional services rendered for the audit of the Company’s annual financial statements, for the review of financial statements included in the Company’s quarterly 10-Q filings and for services normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees.  For the fiscal years ended June 30, 2014 and 2013, the “Tax Fees” reported above were billed by Baker Tilly for professional services rendered for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee requires the pre-approval of all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm.  Under the policy, the Audit Committee is to specifically pre-approve before the filing of the Form 10-K Annual Report for the previous fiscal year any recurring audit and audit-related services to be provided during the following fiscal year.  The Audit Committee also may generally pre-approve, up to a specified maximum amount, any non-recurring audit and audit related services for the following fiscal year.  All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring and reported to the Audit Committee at its next scheduled meeting.  Permissible non-audit services are to be pre-approved on a case-by-case basis.  The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Company’s independent registered public accounting firm and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of the Board of non-audit services performed by the Company’s independent registered public accounting firm.  Non-audit services are services other than those provided in connection with an audit or review of the financial statements.  During the period covered by this filing, the Audit

Committee approved all Audit-Related Fees, Tax Fees and All Other Fees, and the services rendered in connection with these fees, as reported in the table shown above.

The Company expects that the “Koss Family,” who own or beneficially own approximately 79.31% of the outstanding Common Stock, will vote “for” the ratification of Baker Tilly as the independent registered public accounting firm for the fiscal year ending June 30, 2015.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” RATIFICATION OF

BAKER TILLY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JUNE 30, 2015.

PROPOSAL 4.  TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting.  If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

There are no stockholder proposals on the agenda for the Meeting.  In order to be eligible for inclusion in the Company’s proxy materials for its 2015 annual meeting, a stockholder proposal must be received by the Company no later than May 8, 2015 and must otherwise comply with the applicable rules of the SEC.  To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested and should be addressed to the Secretary of the Company.

By Order of the Board of Directors

/s/ David D. Smith

David D. Smith, Secretary

Milwaukee, Wisconsin
August 28, 2014

PROXY

KOSS CORPORATION

4129 North Port Washington Avenue
Milwaukee, Wisconsin 53212

2014 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John C. Koss and Theodore H. Nixon, or either of them, as proxies, each with full power of substitution for himself and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 15, 2014 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of all nominees listed for director, FOR approval of the advisory resolution on executive compensation, and FOR Proposal 3 to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2015.  If any other matters properly come before the meeting, this proxy will be voted in the discretion of the Proxies appointed.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
KOSS CORPORATION
October 15, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, Proxy Statement, Proxy Card
are available at — www.koss.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS

NOMINEES:

☐ John C. Koss
☐ Thomas L. Doerr
☐ Michael J. Koss
☐ Lawrence S. Mattson
☐ Theodore H. Nixon
☐ John J. Stollenwerk

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ·

2. APPROVAL OF AN ADVISORY RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION

☐ FOR
☐ AGAINST
☐ ABSTAIN

3.  PROPOSAL TO RATIFY THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2015.

☐ FOR
☐ AGAINST
☐ ABSTAIN

4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.